Filed pursuant to Rule 497
File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated October 23, 2014

to

Prospectus dated February 19, 2014

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated February 19, 2014, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 32 of the Prospectus before you decide to invest in shares of our common stock.

Discussion of the Company’s Expected Operating Plans

This supplement supplements and amends the section of the Prospectus entitled “Discussion of the Company’s Expected Operating Plans—Financial Condition, Liquidity and Capital Resources” by adding the following immediately after the last paragraph of such section (dollar amounts below are in thousands):

BNP Paribas Credit Facility

On October 17, 2014, our newly-formed, wholly-owned subsidiary, Burholme Funding LLC, or Burholme Funding, entered into a committed facility arrangement, or the Financing Arrangement, with BNP Paribas Prime Brokerage, Inc., or BNPP, on behalf of itself and as agent for BNP Paribas, BNP Paribas Prime Brokerage International, Ltd. and BNPP PB, Inc., or, collectively, the BNPP Entities, pursuant to which Burholme Funding may borrow, from time to time, up to $100,000 from BNPP. The Financing Arrangement was effected through a Committed Facility Agreement by and between Burholme Funding and BNPP, or the Committed Facility Agreement, a U.S. PB Agreement by and between Burholme Funding and BNPP and a Special Custody and Pledge Agreement by and among Burholme Funding, BNPP and State Street Bank and Trust Company, as custodian, each dated as of October 17, 2014, or, collectively, the Financing Agreements.

We may contribute securities to Burholme Funding from time to time, subject to certain restrictions set forth in the Committed Facility Agreement, and will retain a residual interest in any securities contributed through our ownership of Burholme Funding or will receive fair market value for any securities sold to Burholme Funding. Burholme Funding may purchase additional securities from various sources. Burholme Funding has appointed us to manage its portfolio of securities pursuant to the terms of an investment management agreement. Burholme Funding’s obligations to BNPP under the Financing Arrangement are secured by a first priority security interest in substantially all of the assets of Burholme Funding, including its portfolio of securities. Such pledged portfolio of securities will be held in a segregated custody account with State Street Bank and Trust Company, as custodian. The value of securities required to be pledged by Burholme Funding is determined in accordance with the margin requirements described in the Financing Agreements. The obligations of Burholme Funding under the Financing Arrangement are non-recourse to us.

Borrowings under the Financing Arrangement accrue interest at a rate equal to three-month LIBOR plus 1.10% per annum. Interest is payable monthly in arrears. Burholme Funding will be required to pay a non-usage fee to the extent the aggregate principal amount available under the Financing Arrangement has not been utilized. Burholme Funding may terminate the Committed Facility Agreement upon 270 days’ notice. Absent a default or facility termination event or the ratings decline described in the following sentence, BNPP is required to provide Burholme Funding with 270 days’ notice prior to terminating or materially amending the Committed Facility Agreement. BNPP has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Standard & Poor’s Financial Services LLC, Moody’s Investors Service, Inc. or Fitch Ratings, Inc., during the period commencing on the closing date of the Committed Facility Agreement (October 17, 2014) and ending on the date of such long-term credit rating decline. Upon any such termination, BNPP shall pay Burholme Funding a fee equal to 0.20% of the maximum amount of financing available on the termination date. Burholme Funding paid an arrangement fee and incurred certain other customary costs and expenses in connection with obtaining the Financing Arrangement.

In connection with the Financing Arrangement, Burholme Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Financing Agreements contain the following customary events of default and termination events, among others: (a) the occurrence of a default or similar condition under certain third-party contracts of us and Burholme Funding; (b) any change in BNPP’s interpretation of applicable law that, in the reasonable opinion of counsel to BNPP, has the effect of impeding or prohibiting the Financing Arrangement; (c) certain events of insolvency or bankruptcy of us or Burholme Funding; (d) specified material reductions in our or Burholme Funding’s net asset value; (e) any change in our fundamental or material investment policies; and (f) the termination of the investment advisory and administrative services agreement between us and FSIC III Advisor or if FSIC III Advisor otherwise ceases to act as our investment adviser and is not immediately replaced by an affiliate or other investment adviser acceptable to BNPP.

Under the terms of the Financing Agreements, BNPP has the ability to borrow a portion of the pledged collateral, or, collectively, the rehypothecated securities, subject to certain limits. Burholme Funding receives a fee from BNPP in connection with any rehypothecated securities. Burholme Funding may designate any security within the pledged collateral as ineligible to be a rehypothecated security, provided there are eligible securities within the segregated custody account in an amount equal to the outstanding borrowings owed by Burholme Funding to BNPP. Burholme Funding may recall any rehypothecated security at any time and BNPP must return such security or equivalent security within a commercially reasonable period. In the event BNPP does not return the security, Burholme Funding will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such rehypothecated securities against any outstanding borrowings owed to BNPP under the Financing Agreements. Rehypothecated securities are marked-to-market daily and if the value of all rehypothecated securities exceeds 100% of the outstanding borrowings owed by Burholme Funding under the Financing Agreements, BNPP may either reduce the amount of rehypothecated securities to eliminate such excess or deposit into the segregated custody account an amount of cash equal to such excess. Burholme Funding will continue to receive interest and the scheduled repayment of principal balances on rehypothecated securities.

Borrowings of Burholme Funding will be considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.